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                                                                    EXHIBIT 10.2

                                                                      DON BARDEN
[MAJESTIC STAR CASINO LOGO]                                      CEO & PRESIDENT
                                                         163 Madison, Suite 2000
                                                         Detroit, Michigan 48226



TO:            JON BENNETT

FROM:          DON BARDEN

DATE:          APRIL 20, 2004

SUBJECT:       EMPLOYMENT AGREEMENT

I understand Majestic Star Casino, LLC (the "Company") is required to give you six-month advance notice as to its intent regarding renewal of your Employment Agreement. I desire to extend your Employment Agreement for six months on the same terms and conditions; thereby making the new expiration date April 20, 2005.

Please sign below to acknowledge your agreement to modify the expiration date of your contract. If you cannot agree to this offer, pursuant to Section 1 of the Employment Agreement, I cannot, at this time, renew your agreement for an additional two-year period.

Thank you for your service to the Company.







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Jon Bennett                                          Date